AMERICAN EXPRESS Financial Direct

Strategist Tax-Free High Yield Fund


1998 Annual Report

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Table of Contents

From the Portfolio Manager                                                1
The Funds' Long-term Performance                                          3
Independent Auditors' Report (Strategist Tax-Free Income Fund, Inc.)      4
Financial Statements (Strategist Tax-Free High Yield Fund)                5
Notes to Financial Statements (Strategist Tax-Free High Yield Fund)       8
Federal Income Tax Information (Strategist Tax-Free High Yield Fund)     12
Independent Auditors' Report (Tax-Free High Yield Portfolio)             14
Financial Statements (Tax-Free High Yield Portfolio)                     15
Notes to Financial Statements (Tax-Free High Yield Portfolio)            18
Investments in Securities (Tax-Free High Yield Portfolio)                21

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From the Portfolio Manager
Strategist Tax-Free High Yield Fund

(picture of) Kurt Larson
Kurt Larson
Portfolio Manager

A largely favorable environment for bonds prevailed during the past fiscal year, enabling Strategist High Yield Tax-Exempt Fund to enjoy a productive period. For the 12 months -- December 1997 through November 1998 -- the Fund generated a total return, which includes net asset value change and dividends, of 6.65%. Consistent with the Fund's investment objective, interest payments to shareholders made up the greatest portion of the return.

The driving force in the bond market early in the period was the financial crisis that first hit Asia in October 1997. Investors quickly concluded that the situation would ultimately result in slower economic growth in the United States and, thus, a continuance of the low rate of inflation. That potential scenario sent long-term interest rates lower through early January, enhancing bond values in the process. (Falling rates boost bond prices, while rising rates depress them.)

After several uneventful months, the bond market got another boost from mid-July through September when the so-called "Asian flu" struck again, this time in Russia and Latin America. As before, investors sought out the perceived safety of U.S. bonds, and their buying drove interest rates down and bond prices up. The rally was snuffed out during the final two months, however, as rates reversed direction.

A SURGE IN SUPPLY
As for municipal bonds in particular, their performance was considerably muted compared with U.S. Treasury bonds, which were the chief beneficiary of investors' desire for a safe-haven investment. In addition, the municipal market was flooded with a huge supply of bonds, as issuers took advantage of an environment that allowed them to issue securities paying historically low interest rates. Those factors combined to limit the price appreciation of municipals.

ANNUAL REPORT - NOV. 30, 1998

The low-interest-rate environment also meant a slight decline in the Fund's yield, which has been the trend in recent years. Although the Fund does invest in below-investment-grade municipal bonds (about 20% of assets during the 12 months) to enhance its payout, I haven't lowered the Fund's credit-quality standards to counter the declining-rate pattern. My reasoning is that a modest increase in the Fund's yield wouldn't justify the increased risk inherent in adding more lower-grade bonds.

The only change of note to the portfolio was a modest lengthening of its duration early in the period. (Duration determines how sensitive the Fund's net asset value is to interest-rate fluctuations. A longer duration increases the sensitivity.) That strategy paid off when rates came down over the winter and again from mid-summer through September.

As the new fiscal year begins, I think the fundamentals -- especially the still-tame inflation rate -- continue to favor municipal bonds. While a continuation of the low-inflation trend won't preclude some volatility in interest rates and, therefore, the bond market, I think that it will provide solid, longer-term support.

Kurt Larson

STRATEGIST TAX-FREE HIGH YIELD FUND
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The Funds' Long-term Performance

How $10,000 has grown in Strategist Tax-Free Yield Fund

                                                                  X
                                                                  $12,193
$12,000                                                         Strategist
                                                                Tax-Free High
                                                                Yield Fund



                                                X
                                                Lehman Brothers
                                                Municipal Bond Index


$10,000

6/1/96  8/96  11/96  2/97  5/97  8/97  11/97  2/98  5/98  8/98  11/98

Average annual total return
(as of Nov. 30, 1998)

1 year         5 years        10 years

+6.65%         +6.02%         +7.64%


Assumes: Holding period from 6/1/96 to 11/30/98. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $1,676. Also see "Past Performance" in the Fund's current prospectus.


On the graph above you can see how the Fund's total return compared to a widely cited performance index, the Lehman Brothers Municipal Bond Index. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

On May 13, 1996, IDS High Yield Tax-Exempt Fund (the predecessor fund) converted to a master/feeder structure and transferred all of its assets to Tax-Free High Yield Portfolio. The performance information in the total return table, other than the 1 year average annual total return, represents performance of the predecessor fund from March 20, 1995 through May 13, 1996, adjusted to reflect the absence of sales charges on shares of the Fund. The historical performance has not been adjusted for any difference between the estimated aggregate fees and expenses of the Fund and historical fees and expenses of the predecessor fund.

Lehman Brothers Municipal Bond Index is an unmanaged index made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the portfolio.

                                                 ANNUAL REPORT -- NOV. 30, 1998
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Federal Income Tax Information

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on your year-end statement.

Strategist Tax-Free Income Fund, Inc.
Fiscal year ended Nov. 30, 1998

Exempt-interest dividends -- taxable status explained below.

Payable date                           Per share

Dec. 26, 1997                           $0.02309
Jan. 28, 1998                            0.02377
Feb. 26, 1998                            0.02239
March 26, 1998                           0.01947
April 28, 1998                           0.02328
May 27, 1998                             0.01978
June 25, 1998                            0.02335
July 27, 1998                            0.02202
Aug. 26, 1998                            0.02094
Sept. 24, 1998                           0.02030
Oct. 26, 1998                            0.02214
Nov. 24, 1998                            0.02079
Total                                   $0.26132

Taxable dividend -- income distribution.

Payable date                           Per share

Dec. 26, 1997                           $0.00018

Total distributions                     $0.26150

Federal taxation
Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

Other taxation
Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

STRATEIST TAX-FREE HIGH YIELD FUND

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 1998 are listed below.

Alabama                        0.468%
Alaska                         0.233
Arizona                        1.168
Arkansas                       0.070
California                     8.525
Connecticut                    0.026
Colorado                       7.446
Florida                        4.353
Georgia                        2.112
Hawaii                         0.360
Idaho                          0.012
Illinois                       7.826
Indiana                        2.388
Iowa                           0.732
Kansas                         0.024
Kentucky                       1.071
Louisiana                      3.033
Maine                          0.118
Maryland                       0.668
Massachusetts                  3.152
Michigan                       4.270
Minnesota                      4.124
Mississippi                    0.763
Missouri                       0.711
Montana                        0.008
Nebraska                       0.024
Nevada                         0.761
New Hampshire                  2.333
New Jersey                     0.223
New Mexico                     1.851
New York                       9.183
North Carolina                 3.519
North Dakota                   0.335
Ohio                           3.418
Oklahoma                       1.240
Oregon                         0.614
Pennsylvania                   4.407
Puerto Rico                    0.917
South Carolina                 0.981
South Dakota                   0.556
Tennessee                      0.440
Texas                          7.333
Utah                           1.757
Virginia                       0.727
Washington                     2.980
Washington, DC                 0.624
West Virginia                  1.161
Wisconsin                      0.682
Wyoming                        0.273

                                                ANNUAL REPORT -- NOV. 30, 1998

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The financial statements contained in Post-Effective Amendment #5 to
Registration Statement No. 33-63909 filed on or about January 26, 1999, are incorporated herein by reference.
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AMERICAN EXPRESS Financial Direct

P.O. Box 59196
Minneapolis, MN 55459-0196



American Express Service Corporation, Distributor



                                                                S-6125 D (1/99)